                                                             Exhibit 99.17(b)(4)


================================================================================

                                 PROJECT PRAIRIE

                     Presentation to the Board of Directors

================================================================================

LAZARD FRERES & CO. LLC                                            MARCH 2, 1999

PROJECT PRAIRIE
--------------------------------------------------------------------------------

Discussion Topics

      o     Valuation

      o     Merger Partners

PROJECT PRAIRIE
--------------------------------------------------------------------------------

Valuation Methodologies

      o     Discounted Cash Flow

      o     Comparable Public Companies

      o     Comparable Precedent Transactions

PROJECT PRAIRIE
--------------------------------------------------------------------------------

Prairie Valuation Analysis Summary(1)
(Dollars per share)

                                    [GRAPH]

PROJECT PRAIRIE
--------------------------------------------------------------------------------

Prairie Historical Performance
($ in millions, except per share)

                            1988      1989      1990      1991      1992      1993
                            ----------------------------------------------------------

Sales                      $  759    $  867    $  964    $1,125    $1,262    $1,343
% Growth                       --     14.2%     11.2%     16.7%     12.2%      6.4%

EBITDA                     $  196    $  178    $  189    $  244    $  304    $  346
% Margin                    25.8%     20.5%     19.6%     21.7%     24.1%     25.8%

EBIT                       $  146    $  128    $  132    $  189    $  243    $  279
% Margin                    19.2%     14.7%     13.7%     16.8%     19.3%     20.8%

Earnings Per Share         $ 0.29    $ 0.29    $ 0.26    $ 0.38    $ 0.56    $ 0.61

Market Share                35.2%     34.2%     35.5%     36.9%     39.6%     42.8%

Yield Advantage (bu/acre)     3.0       4.4       7.1       7.8       7.5       7.1

                                                                           CAGR
                            1994      1995      1996      1997     1998    88-98
                           -----------------------------------------------------

Sales                      $1,479    $1,532    $1,721    $1,784   $1,835    9.2%
% Growth                    10.1%      3.6%     12.3%      3.7%     2.9%

EBITDA                     $  376    $  355    $  425    $  455   $  454    8.8%
% Margin                    25.5%     23.2%     24.7%     25.5%    24.7%

EBIT                       $  301    $  280    $  347    $  363   $  359    9.4%
% Margin                    20.4%     18.3%     20.2%     20.3%    19.6%

Earnings Per Share         $ 0.70    $ 0.72    $ 0.89    $ 0.98   $ 1.08   14.1%

Market Share                44.8%     44.7%     43.8%     41.5%    41.8%

Yield Advantage (bu/acre)     5.6       4.7       5.9       6.3      5.5

----------
Source: Company information.

PROJECT PRAIRIE
--------------------------------------------------------------------------------

Summary of Projections
($ in millions, except per share)

                                                                                                                    2004
                                                                                                    1998-2004      NA Corn
                             1998  Margin     1999   Margin     2000  Margin       2004  Margin        CAGR      Market Share
----------------------------------------- ------------------ ----------------- ---------------- -----------------------------
Sales

'99 Target                  $1,835            $1,995            $2,196            $3,300               10.3%        50.0%
Recent Historical Growth     1,835             1,995             2,189             3,034                8.7%        47.8%
Moderate Growth              1,835             1,995             2,133             2,722                6.8%        45.8%
Slow Growth                  1,835             1,995             2,088             2,501                4.3%        43.8%
'99 Analyst(1)                                 1,914             2,026

EBIT (2)

'99 Target                    $365  20%         $421  21%         $522  24%       $1,061  32%          19.5%
Recent Historical Growth       365  20%          421  21%          504  23%          771  25%          13.3%
Moderate Growth                365  20%          421  21%          476  22%          614  23%           9.1%
Slow Growth                    365  20%          421  21%          448  21%          487  19%           4.9%
'99 Analyst(1)                                   453  23%          498  24%

EPS

'99 Target                   $1.08             $1.08             $1.41             $3.26               20.2%
Recent Historical Growth      1.08              1.08              1.36              2.29               13.3%
Moderate Growth               1.08              1.08              1.27              1.79                8.8%
Slow Growth                   1.08              1.08              1.19              1.40                4.4%
'99 Analyst(1)                                  1.13              1.27

----------
(1) Based on Merrill Lynch (02/03/99), Salomon Smith Barney (01/08/99), Credit Suisse First Boston (10/28/98), Morgan Stanley Dean Witter (10/27/1998) research reports.
(2)   Excludes Optimum.

PROJECT PRAIRIE
--------------------------------------------------------------------------------

The Environment Post August 1997

o     Asian/emerging market crisis

o     Weakened farm economy

o     Perceptions of value creation related to traits

o     Competitive behavior

PROJECT PRAIRIE
--------------------------------------------------------------------------------

Summary of Projections
($ in millions except per share)


                             %change                %change               %change             %change
                   1998   to '97 Target  1999    to '97 Target  2000   to '97 Target  2001  to '97 Target  1998 - 2001 CAGR
                  ---------------------  ---------------------- --------------------- -------------------  ------------------
Sales

'97 Target       $2,038                   $2,316                 $2,642                $2,919                12.7%
'99 Target        1,835  (10%)             1,995  (14%)           2,196  (17%)          2,475   (15%)        10.5%

EBIT

'97 Target         $480                      640                   $831                $1,022                28.6%
'99 Target(1)       365  (24%)               421  (34%)             522 (37%)             644   (37%)        20.8%

EPS

'97 Target        $1.27                    $1.77                  $2.33                 $2.91                39.2%
'99 Target         1.08  (15%)              1.08  (39%)            1.41  (39%)           1.86   (36%)        19.9%


----------
(1) Excludes Optimum.

PROJECT PRAIRIE
--------------------------------------------------------------------------------

Discounted Cash Flow - Core Business
($ per share)

                                     [GRAPH]

PROJECT PRAIRIE
--------------------------------------------------------------------------------

Incremental Value to Base DCF from R&D Pipeline and Optimum
($ per share)

                                     [GRAPH]

--------------------------------------------------------------------------------

                                 Key Assumptions

      o     Value incremental to core business pro formas

      o     Probability adjusted for technical and commercial success

                  Project                    Probability
                  -------                    -----------

               Corn Rootworm                     90%

               Molds & Mycotoxins                80%

      o Terminal value based on 1% growth in perpetuity in 2014 for R&D and 12x EBITDA multiples for Optimum.

--------------------------------------------------------------------------------

PROJECT PRAIRIE
--------------------------------------------------------------------------------

Summary Valuation
($ per share)

                                                                 10% Discount Rate                12% Discount Rate
                                                            ----------------------------     ----------------------------
                                                                EBITDA Exit Multiple            EBITDA Exit Multiple
                                                            ----------------------------     ----------------------------
                                                             10x        12x        14x        10x        12x        14x
                                                            ------     ------     ------     ------     ------     ------
Core Business + R&D Pipeline & Optimum

  `99 Target                                                $39.14     $44.92     $50.70     $34.69     $39.89     $45.08

  Recent Historical Growth                                   30.87      35.27      39.66      27.22      31.17      35.12

  Moderate Growth                                            26.31      29.95      33.60      23.09      26.36      29.64

  Slow Growth                                                22.58      25.62      28.66      19.72      22.45      25.18

Widening Yield Gap:

  By one-half bushel per acre per year(1)                     6.30       6.30       6.30       4.74       4.74       4.74

  By incremental one-half bushel per acre per year(2)         3.97       3.97       3.97       3.10       3.10       3.10

Germplasm Royalty(3)                                          1.82       1.82       1.82       1.77       1.77       1.77

----------
(1) Value of widening the yield gap by .5 bushel/acre per year, capitalized FY08 with 1% perpetuity growth rate, Yield adv. capped at 15.
(2) Incremental Value of widening the yield gap by additional incremental .5 bushel/acre per year capitalized FY08 with 1% perpetuity growth rate, Yield adv. capped at 15.
(3) Probability weighted average of 10%, 25%, and 50% royalty on all historical and projected contaminated sales, probability of 15%, 70%, 15%, respectively.

PROJECT PRAIRIE
--------------------------------------------------------------------------------

Public Comparable Trading Companies
($ in millions, except per share amounts)

                              Group      Group
                              Median     Mean         AHP      MONSANTO      DIAMOND       PRAIRIE     NOVARTIS
                              ------     ----         ---      --------      -------       -------     --------

Current Market Information:
Share Price as of 03/01/99                          $ 58.94     $ 45.31       $ 52.44       $ 22.50   SFr 2,515.0
Shares Outstanding                                 1,327.25      652.35        991.49        239.45         68.49
Equity Value                                     $ 78,225.0  $ 29,559.5    $ 51,991.4     $ 5,387.6 SFr 172,241.1
Enterprise Value                                   80,669.4    34,019.5      56,306.4       5,624.6     164,263.1

I/B/E/S EPS Growth                                    12.7%       19.8%          9.9%         14.5%         12.3%

Calendarized Multiples:
Enterprise Value / Sales
  1998E                       4.8 x      4.9 x        5.9 x       4.0 x         2.3 x         3.0 x         5.1 x
  1999E                       4.3        4.1          5.5         3.2           2.1           2.7           5.0
  2000E                       3.4        3.6          5.0         2.9           2.0           2.5           4.6

Enterprise Value / EBITDA
  1998E                      19.3 x     21.1 x       20.0 x      18.7 x         9.8 x        12.1 x        17.8 x
  1999E                      16.0       16.0         18.5        15.5           9.3          10.5          16.5
  2000E                      13.4       12.9         16.4        14.1           8.3           8.6          14.7

Enterprise Value / EBITA
  1998E                      23.2 x     26.9 x       22.2 x      24.1 x         NA            NA           21.4 x
  1999E                      20.2       21.3         20.7        19.0           NA            NA           19.8
  2000E                      17.4       17.3         18.4        17.2           NA            NA           17.6

Enterprise Value / EBIT
  1998E                      23.4 x     26.7 x       24.3 x      29.8 x        13.1 x        15.1 x        21.8 x
  1999E                      21.3       20.8         22.5        26.9          12.4          12.9          20.1
  2000E                      16.9       16.4         19.7        23.2          10.6          10.2          17.9

Share Price/ EPS (Broker)
  1998E                      36.7 x     40.7 x       33.1 x      51.2 x        18.3 x        20.2 x        27.7 x
  1999E                      28.8       32.7         30.7        56.8          17.1          19.0          25.0
  2000E                      21.8       24.8         26.7        42.7          14.1          14.8          21.9

Share Price/ EPS (IBES)
  1998E                      42.2 x     42.8 x       33.1 x      51.2 x        18.3 x        19.8 x        27.7 x
  1999E                      27.8       32.5         30.7        53.2          18.4          18.7          24.9
  2000E                      24.7       27.2         27.1        39.9          16.7          16.7          22.2

                                                           60 Trading Days
                                                             Before Ann.
                                                        -----------------------
                                         ASTRA          DELTA &
                                         ZENECA         PINE(1)      DEKALB (1)
                                         ------         -------      ----------

Current Market Information:
Share Price as of 03/01/99               (P) 25.31       $ 32.81      $ 33.13
Shares Outstanding                        1,779.01         38.04        34.61
Equity Value                          (P) 45,026.6     $ 1,248.3    $ 1,146.5
Enterprise Value                          43,732.1       1,324.3      1,256.5

I/B/E/S EPS Growth                            9.5%         NA           NA

Calendarized Multiples:
Enterprise Value / Sales
  1998E                                      7.6 x         4.5 x        2.5 x
  1999E                                      5.3           3.5          2.3
  2000E                                      3.9           3.0          2.0

Enterprise Value / EBITDA
  1998E                                     32.9 x        20.1 x       17.2 x
  1999E                                     19.6          14.2         11.6
  2000E                                     12.7          11.2          8.4

Enterprise Value / EBITA
  1998E                                     39.8 x         NA           NA
  1999E                                     25.6           NA           NA
  2000E                                     16.0           NA           NA

Enterprise Value / EBIT
  1998E                                     39.8 x        22.1 x       22.6 x
  1999E                                     25.6          15.2         14.3
  2000E                                     16.0          11.9          9.7

Share Price/ EPS (Broker)
  1998E                                     59.0 x        39.2 x       34.1 x
  1999E                                     35.2          26.9         21.7
  2000E                                     21.6          21.1         14.7

Share Price/ EPS (IBES)
  1998E                                     59.0 x         NA           NA
  1999E                                     21.3           NA           NA
  2000E                                     19.4           NA           NA

----------
(1) Assumes normalized price 60 days prior to Monsanto announcement.

PROJECT PRAIRIE
--------------------------------------------------------------------------------

Public Comparable Pharmaceutical Trading Companies

                                  Group       Group                    GLAXO          SCHERING       BRISTOL
                                  Median      Mean      ELI LILLY     WELLCOME        PLOUGH          MYERS
                                  ------      ----      ---------     --------        ------          -----

Current Market Information:
Share Price as of 03/01/99                                $ 93.81     (P) 19.16         $ 55.00       $ 128.63
Shares Outstanding                                       1,124.67      3,630.00        1,478.22       1,013.12
Equity Value                                          $ 105,508.2  (P) 69,550.8      $ 81,302.2    $ 130,312.5
Enterprise Value                                        106,718.1      71,273.8        80,549.2      130,599.5

I/B/E/S EPS Growth                                          16.5%          6.1%           15.4%          12.8%

Calendarized Multiples:
Enterprise Value / Sales
1998E                              9.1 x       9.3 x       10.7 x         9.1 x          10.1 x          7.1 x
1999E                              8.2         8.2          9.5           8.2             8.8            6.4
2000E                              7.2         7.3          8.3           7.2             7.8            5.9

Enterprise Value / EBITDA
1998E                             25.7 x      28.7 x       30.9 x        22.2 x          31.8 x         22.8 x
1999E                             21.3        24.5         27.1          19.8            28.1           20.3
2000E                             19.0        21.3         23.5          17.4            24.5           18.2

Enterprise Value / EBITA
1998E                             28.8 x      32.2 x       35.2 x        25.3 x          34.3 x         25.7 x
1999E                             23.4        27.3         30.6          22.5            30.3           22.7
2000E                             20.7        23.6         26.3          19.7            26.4           20.4

Enterprise Value / EBIT
1998E                             29.7 x      32.8 x       36.6 x        25.3 x          34.8 x         25.7 x
1999E                             24.0        27.8         31.7          22.5            30.7           22.7
2000E                             21.3        24.0         27.0          19.7            26.7           20.4

Share Price/ EPS (Broker)
1998E                             45.5 x      46.5 x       48.6 x        37.6 x          46.4 x         35.8 x
1999E                             34.5        38.8         41.2          33.5            40.8           31.6
2000E                             29.5        33.2         34.8          29.5            35.1           28.3

Share Price/ EPS (IBES)
1998E                             47.2 x      45.5 x       49.4 x        38.9 x          47.2 x         35.9 x
1999E                             35.7        38.3         40.8          34.2            39.9           31.6
2000E                             32.3        33.0         34.6          32.3            34.2           28.0

                                                       WARNER
                                       MERCK           LAMBERT        PFIZER
                                       -----           -------        ------

Current Market Information:
Share Price as of 03/01/99             $ 159.50         $ 68.88       $ 133.13
Shares Outstanding                     1,191.06          826.96       1,400.23
Equity Value                        $ 189,974.5      $ 56,956.6    $ 186,405.3
Enterprise Value                      193,195.3        57,833.0      186,630.3

I/B/E/S EPS Growth                        13.4%           22.3%          18.8%

Calendarized Multiples:
Enterprise Value / Sales
1998E                                     7.3 x           5.7 x         14.9 x
1999E                                     6.5             4.9           13.1
2000E                                     5.9             4.4           11.7

Enterprise Value / EBITDA
1998E                                    25.6 x          25.7 x         42.3 x
1999E                                    21.3            21.0           33.9
2000E                                    19.0            18.2           28.3

Enterprise Value / EBITA
1998E                                    28.0 x          28.8 x         48.0 x
1999E                                    23.2            23.4           38.2
2000E                                    20.7            20.3           31.7

Enterprise Value / EBIT
1998E                                    29.1 x          29.7 x         48.8 x
1999E                                    24.0            24.0           38.7
2000E                                    21.3            20.7           32.0

Share Price/ EPS (Broker)
1998E                                    36.1 x          45.5 x         75.6 x
1999E                                    31.2            34.5           59.0
2000E                                    27.7            28.6           48.5

Share Price/ EPS (IBES)
1998E                                    37.1 x          47.2 x         62.8 x
1999E                                    32.5            35.7           53.8
2000E                                    28.7            29.1           44.1

PROJECT PRAIRIE
--------------------------------------------------------------------------------

Precedent Transactions -- Multiples
($ in millions)

Ann.
Date      Buyer / Target                         Business of Target
----      --------------                         ------------------
9/28/98   AgrEvo                                 Wholesale insect resistant seeds
            Cargill Hybrid Seeds

7/15/98   Monsanto Company                       Manufacture and wholesale garden seeds, such as
            Plant Breeding Intl Cambridge        wheat, barley, oil seed rape, pulses and potato

6/29/98   Monsanto Company                       World's leading producer of corn-seed for tropical
            Cargill Inc. National Seed           climates.
            Businesses (Cargill Inc.)

5/11/98   Monsanto Company(1)                    Researches and produces agricultural seed and
            DeKalb (1998 100% gross-up)          swine breeding stock

5/11/98   Monsanto Company(2) (3)                Researches and produces agricultural seed and
            DeKalb (Blended Value)               swine breeding stock

5/11/98   Monsanto Company                       Breeds, produces, conditions and markets
            Delta & Pine Land Company            proprietary cotton planting varieties in the U.S. and
                                                 other cotton producing nations.

8/7/97    E.I. Du Pont de Nemours & Co.          Provide agricultural genetic research, specializing
            Pioneer Hi-Bred (20%)                in seed biotechnology

1/6/97    Monsanto Company                       Corn-seed producer and two seed distributors.
            Holdens Foundation Seeds Inc.,

1/15/96   DowElanco                              Agricultural biotechnology company that
            Mycogen Corp.                        develops and markets technology-based products
                                                 and provides crop protection services.

                                                                  Transaction Value / LTM
                                           Equity vs.    -----------------------------------------------  Price Per
                                          Transaction      Sales (x)      EBITDA (x)         EBIT (x)       Share /    One
Ann.                                         Value       ------------    -------------     -------------     LTM      Month
Date      Buyer / Target                  ($ millions)   LTM   LFY +1    LTM    LFY +1     LTM    LFY +1    EPS (x)  Premium (%)
----      --------------                   ----------    ---   ------    ---    ------     ---    ------    -------  -----------
9/28/98   AgrEvo                            $650         6.0x    na      na       na       186.0x   na        na        na
            Cargill Hybrid Seeds                650

7/15/98   Monsanto Company                  523          19.8    na      na       na       na       na        na        na
            Plant Breeding Intl Cambridge       523

6/29/98   Monsanto Company                  1,400        5.7     na      na       na       60.0     na        na        na
            Cargill Inc. National Seed         1,400
            Businesses (Cargill Inc.)

5/11/98   Monsanto Company(1)               3,611        7.9     7.0     52.9     40.5     66.9     51.7      111.5     42.5
            DeKalb (1998 100% gross-up)        3,721

5/11/98   Monsanto Company(2) (3)           2,352        5.3     4.6     35.0     26.8     44.3     34.2      72.6      na
            DeKalb (Blended Value)             2,462

5/11/98   Monsanto Company                  1,857        10.0    5.4     52.7     22.9     59.3     24.7      94.5      (1.8)
            Delta & Pine Land Company          1,932

8/7/97    E.I. Du Pont de Nemours & Co.     1,700        4.7     4.2     17.5     14.9     21.3     17.7      72.7      43.0
            Pioneer Hi-Bred (20%)              1,700

1/6/97    Monsanto Company                  1,020        22.7    na      na       na       na       na        na        na
            Holdens Foundation Seeds Inc.,     1,020

1/15/96   DowElanco                         403          3.7     3.4     nm       70.4     nm       nm        nm        17.6
            Mycogen Corp.                       422

                                            ---------------------------------------------------------------------------------
                                            Mean:        9.5x    4.9x    39.5x    35.1x    73.0x    32.1x     87.8x     25.3%
                                            Median:      6.0     4.6     43.9     26.8     59.7     29.4      83.6      30.0
                                            High:        22.7    7.0     52.9     70.4     186.0    51.7      111.5     43.0
                                            Low:         3.7     3.4     17.5     14.9     21.3     17.7      72.6      (1.8)
                                            ---------------------------------------------------------------------------------

----------
(1) Assumes purchase price of approximately 60% of shares not owned by Monsanto grossed up to 100% of Dekalb
(2) Total transaction value equals transaction value of 5/22/98 purchase of approximately 60% of Dekalb plus transaction value of 2/1/96 purchase of approximately 40% of Dekalb
(3)   40% purchased at $229m.

PROJECT PRAIRIE
--------------------------------------------------------------------------------

Imputed Share Price Based on Precedent Transaction Premiums
($ per share)

                  Premiums Paid One Month Prior to Announcement


                                     [GRAPH]

PROJECT PRAIRIE
--------------------------------------------------------------------------------

Premiums Paid for Deals Over $500 Million


                                     [GRAPH]

PROJECT PRAIRIE
--------------------------------------------------------------------------------

Analysis at Various Prices
($ in millions, except per share amount)

Share Price                       $22.50   $30.00    $35.00   $40.00   $45.00   $50.00

Premium to Current Price            0.0%    33.3%     55.6%    77.8%   100.0%   122.2%

Equity Value                      $5,388   $7,184    $8,381   $9,578  $10,775  $11,973
Enterprise Value                   5,638    7,434     8,631    9,828   11,025   12,223

                       Prairie (1)
                       ----------
Enterprise Value as a Multiple of:
Revenues
    1998E       $1,835              3.1x     4.1x      4.7x     5.4x     6.0x      6.7x
    1999E        1,995              2.8      3.7       4.3      4.9      5.5       6.1

EBITDA
    1998E       $449               12.6x    16.6x     19.2x    21.9x    24.6x     27.2x
    1999E        498               11.3     14.9      17.3     19.7     22.1      24.5

EBIT
    1998E       $359               15.7x    20.7x     24.1x    27.4x    30.8x     34.1x
    1999E        403               14.0     18.4      21.4     24.4     27.3      30.3

Equity Value as a Multiple of:
Net Income
    1998E       $270               19.9x    26.6x     31.0x    35.4x    39.9x     44.3x
    1999E        260               20.8     27.7      32.3     36.9     41.5      46.1

                                          Publicly                       Precedent Transactions
                       Prairie (1)    Traded Comparables        ------------------------------------------
                       ----------     ------------------        AgrEvo/     Midas/    Midas/        Midas/
Enterprise Value as a Multiple of:    Midas         Avg.        Cargill     Cargill   Dekalb(2)     Delta
                                      -----         ----        -------     -------   ---------     -----
Revenues
    1998E       $1,835                 4.0x          4.9x        6.0x        5.7x      5.3x         10.0x
    1999E        1,995                 3.2           4.1          --          --       4.6           5.4

EBITDA
    1998E       $449                  18.7x         21.1x         --          --      35.0x         52.7x
    1999E        498                  15.5          16.0          --          --      26.8          22.9

EBIT
    1998E       $359                  29.8x         26.7x         NM        60.0x     44.3x         59.3x
    1999E        403                  26.9          20.8          --          --      34.2          24.7

Equity Value as a Multiple of:
Net Income
    1998E       $270                  51.2x         40.7x         --          --      72.6x         94.5x
    1999E        260                  56.8          32.7          --          --      54.5          44.5

----------
(1)   Prairie Jan. '99 Target case.
(2) Represents blended value equal to transaction value of 5/22/98 purchase of approximately 60% of Dekalb plus transaction value of 2/1/96 purchase of approximately 40% of Dekalb.

PROJECT PRAIRIE
--------------------------------------------------------------------------------

Transaction Considerations

o     Valuation

o     Type of consideration

      -     Cash versus stock

      -     Stock

            o     Exchange ratios: fixed vs. floating

            o     Collars vs. no collars

o     Timing

      -     Public tender followed by merger versus merger

o     Other potential interested parties

PROJECT PRAIRIE
--------------------------------------------------------------------------------

Potential Interested Parties
($ in billion)

                    Market        Strategic
                  Value (bn)    Business Fit     Feasibility                    Comments
                  ----------    ------------     -----------      ------------------------------------------------

AHP                 $78.2          Low              High          o   Prairie not as good a fit as Midas; fit with
                                                                      current Ag product line

Astra Zeneca         72.4          Medium           Medium        o   Focused on Astra merger; potential exit
                                                                      from AgChem

Bayer                25.0          Medium           Medium        o   Financial wherewithal and dilution

Dow Chemical         22.2          Medium           Medium        o   Financial wherewithal and dilution

Hoechst/AgrEvo       26.5          High             Medium        o   Focused on Rhone-Poulenc merger

Novartis            118.3          High             High          o   Good fit; strong financial position

PROJECT PRAIRIE
--------------------------------------------------------------------------------

Accretion/Dilution of Buyer Universe
($ in millions, except per share amount)

                                           AHP(1)             Astra Zeneca             Bayer
                                      ---------------       ---------------       ---------------
                                      1999       2000       1999       2000       1999       2000
                                      ----       ----       ----       ----       ----       ----

Stand Alone EPS for
    Acquiror Shareholders             $1.92      $2.17      $1.90      $2.08      $2.37      $2.58

100% Stock

    Pro Forma EPS                     $1.73      $1.98      $1.66      $1.84      $1.65      $1.84
    $ Accretion/(Dilution)            (0.19)     (0.19)     (0.25)     (0.26)     (0.71)     (0.74)
    % Accretion/(Dilution)            (9.9%)     (9.0%)    (13.2%)    (12.2%)    (30.1%)    (28.6%)
    Pretax Synergies to Break-even     474        484        848        861      1,200      1,239

50/50 Cash and Stock

    Pro Forma EPS                     $1.69      $1.95      $1.66      $1.85      $1.69      $1.90
    $ Accretion/(Dilution)            (0.23)     (0.22)     (0.26)     (0.25)     (0.68)     (0.67)
    % Accretion/(Dilution)           (12.2%)    (10.3%)    (13.3%)    (11.8%)    (28.7%)    (26.1%)
    Pretax Synergies to Break-even     549        525        807        785        984        974

100% Cash

    Pro Forma EPS                     $1.64      $1.92      $1.66      $1.86      $1.73      $1.99
    $ Accretion/(Dilution)            (0.28)     (0.26)     (0.26)     (0.24)     (0.63)     (0.58)
    % Accretion/(Dilution)           (14.7%)    (11.8%)    (13.5%)    (11.4%)    (26.7%)    (22.6%)
    Pretax Synergies to Break-even     625        566        767        709        767        709

                                        Dow Chemical(1)      Diamond (1)           Novartis
                                        -------------       -------------       --------------
                                        1999     2000       1999     2000       1999      2000
                                        ----     ----       ----     ----       ----      ----

Stand Alone EPS for
    Acquiror Shareholders               $4.95    $5.51      $2.86    $3.14     $69.37    $77.89

100% Stock

    Pro Forma EPS                       $3.55    $4.05      $2.47    $2.74     $63.30    $71.65
    $ Accretion/(Dilution)              (1.41)   (1.47)     (0.39)   (0.40)     (5.97)    (6.13)
    % Accretion/(Dilution)             (28.4%)  (26.6%)    (13.6%)  (12.9%)     (8.6%)    (7.9%)
    Pretax Synergies to Break-even       753      785        735      768        737       757

50/50 Cash and Stock

    Pro Forma EPS                       $3.44    $4.03      $2.49    $2.77     $62.94    $71.61
    $ Accretion/(Dilution)              (1.52)   (1.49)     (0.37)   (0.37)     (6.33)    (6.17)
    % Accretion/(Dilution)             (30.6%)  (27.0%)    (12.9%)  (11.7%)     (9.1%)    (7.9%)
    Pretax Synergies to Break-even       689      676        656      653        752       733

100% Cash

    Pro Forma EPS                       $3.28    $4.00      $2.51    $2.81     $62.55    $71.57
    $ Accretion/(Dilution)              (1.67)   (1.51)     (0.35)   (0.33)     (6.72)    (6.21)
    % Accretion/(Dilution)             (33.7%)  (27.5%)    (12.2%)  (10.4%)     (9.7%)    (8.0%)
    Pretax Synergies to Break-even       625      566        576      539        767       709

----------
Note: Diamond Purchase accounting acquisition of Prairie with 100% stock at $40 per share. Goodwill per year: $342 million without write-off.
(1)   25% in process R&D write-down.

PROJECT PRAIRIE
--------------------------------------------------------------------------------

Diamond/Prairie -- Remaining Public Float Outstanding 80%,
25% In-process R&D Write-off
($ in million, except per share amount)

                                                                      For Year Ended December 31,
                                                  --------------------------------------------------------------------
                                                  At $35 per share         At $40 per share           At $45 per share
                                                  ----------------         ----------------           ----------------
                                                  1999        2000         1999        2000           1999        2000
                                                  ----        ----         ----        ----           ----        ----
o All Stock(1)(2)
Stand Alone EPS for Diamond Shareholders          $2.86       $3.14        $2.86       $3.14          $2.86       $3.14
Pro forma EPS                                      2.53        2.81         2.47        2.74           2.40        2.67
------------------------------------------------------------------------------------------------------------------------
$ Accretion/(Dilution)                            (0.32)      (0.33)       (0.39)      (0.40)         (0.45)      (0.47)
% Accretion/(Dilution)                           (11.3%)     (10.6%)      (13.6%)     (12.9%)        (15.8%)     (15.1%)
Pretax Synergies to Break-even                     599         623          735         768            871         912
------------------------------------------------------------------------------------------------------------------------

o 55 Stock/45 Cash(2)
Stand Alone EPS for Diamond Shareholders          $2.86       $3.14        $2.86       $3.14          $2.86       $3.14
Pro forma EPS                                      2.55        2.84         2.48        2.77           2.42        2.70
------------------------------------------------------------------------------------------------------------------------
$ Accretion/(Dilution)                            (0.30)      (0.30)       (0.37)      (0.37)         (0.44)      (0.44)
% Accretion/(Dilution)                           (10.6%)      (9.6%)      (13.0%)     (11.8%)        (15.4%)     (14.1%)
Pretax Synergies to Break-even                     537         533          664         665            791         797
------------------------------------------------------------------------------------------------------------------------

o All Cash(2)
Stand Alone EPS for Diamond Shareholders          $2.86       $3.14        $2.86       $3.14          $2.86       $3.14
Pro forma EPS                                      2.58        2.89         2.51        2.81           2.44        2.74
------------------------------------------------------------------------------------------------------------------------
$ Accretion/(Dilution)                            (0.28)      (0.26)       (0.35)      (0.33)         (0.42)      (0.40)
% Accretion/(Dilution)                            (9.8%)      (8.1%)      (12.2%)     (10.4%)        (14.7%)     (12.6%)
Pretax Synergies to Break-even                     460         423          576         539            693         655
------------------------------------------------------------------------------------------------------------------------

----------
(1) Assumes purchase accounting.
(2) Assumes goodwill amortized over 25 years.

PROJECT PRAIRIE
--------------------------------------------------------------------------------

Diamond/Prairie -- Remaining Public Float Outstanding 80%,
50% In-process R&D Write-off
($ in million, except per share amount)

                                                                      For Year Ended December 31,
                                                  --------------------------------------------------------------------
                                                   At $35 per share        At $40 per share           At $45 per share
                                                   ----------------        ----------------           ----------------
                                                  1999        2000         1999        2000           1999        2000
                                                  ----        ----         ----        ----           ----        ----
o All Stock(1)(2)
Stand Alone EPS for Diamond Shareholders          $2.86       $3.14        $2.86       $3.14          $2.86       $3.14
Pro forma EPS                                      2.59        2.86         2.53        2.80           2.47        2.74
------------------------------------------------------------------------------------------------------------------------
$ Accretion/(Dilution)                            (0.27)      (0.28)       (0.33)      (0.34)         (0.38)      (0.41)
% Accretion/(Dilution)                            (9.4%)      (9.0%)      (11.5%)     (11.0%)        (13.5%)     (12.9%)
Pretax Synergies to Break-even                     502         525          621         654            741         782
------------------------------------------------------------------------------------------------------------------------

o 55 Stock/45 Cash(2)
Stand Alone EPS for Diamond Shareholders          $2.86       $3.14        $2.86       $3.14          $2.86       $3.14
Pro forma EPS                                      2.61        2.90         2.55        2.83           2.49        2.77
------------------------------------------------------------------------------------------------------------------------
$ Accretion/(Dilution)                            (0.25)      (0.25)       (0.31)      (0.31)         (0.37)      (0.37)
% Accretion/(Dilution)                            (8.7%)      (7.8%)      (10.8%)      (9.8%)        (12.8%)     (11.8%)
Pretax Synergies to Break-even                     439         435          550         551            661         666
------------------------------------------------------------------------------------------------------------------------

o All Cash(2)
Stand Alone EPS for Diamond Shareholders          $2.86       $3.14        $2.86       $3.14          $2.86       $3.14
Pro forma EPS                                      2.64        2.99         2.58        2.88           2.51        2.82
------------------------------------------------------------------------------------------------------------------------
$ Accretion/(Dilution)                            (0.22)      (0.20)       (0.28)      (0.26)         (0.34)      (0.32)
% Accretion/(Dilution)                            (7.7%)      (6.3%)       (9.8%)      (8.2%)        (11.9%)     (10.1%)
Pretax Synergies to Break-even                     362         325          462         425            562         525
------------------------------------------------------------------------------------------------------------------------

----------
(1) Assumes purchase accounting.
(2) Assumes goodwill amortized over 25 years.

PROJECT PRAIRIE
--------------------------------------------------------------------------------

Recent Stock Price Performance(1)


                                     [GRAPH]